Exhibit 99.1

Trump Media Announces its Purchases for Bitcoin Treasury Reach $2 Billion

Company’s Bitcoin Treasury Strategy Enabled by $3 billion in Liquid Assets

SARASOTA, Fla., July 21, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media” or the “Company”), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, announced today that the Company has accumulated approximately $2 billion in bitcoin and bitcoin-related securities as part of its previously announced bitcoin treasury strategy.

The holdings now comprise around two-thirds of Trump Media’s approximately $3 billion in liquid assets.

Furthermore, approximately $300 million of additional capital has been allocated to an options acquisition strategy for bitcoin-related securities. Trump Media plans to continue acquiring bitcoin and bitcoin-related assets and to convert its options into spot bitcoin, depending on market conditions. These assets will be used by the company to generate revenues and potentially to acquire additional crypto assets.

Trump Media’s CEO and President Devin Nunes said, “We’re rigorously implementing our publicly announced strategy and fulfilling our bitcoin treasury plan. These assets help ensure our Company’s financial freedom, help protect us against discrimination by financial institutions, and will create synergies with the utility token we’re planning to introduce across the Truth Social ecosphere.”

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in the United States or any other state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media. We have based these forward-looking statements on our current expectations and projections about future events, including expected potential merger & acquisition activity, the rollout of products and features, our Bitcoin treasury strategy, the future plans, timing and potential success of the streaming services and the launch and success of our financial services and FinTech platform. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

About Trump Media

The mission of Trump Media is to end Big Tech’s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com